SUB-ITEM 77D
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MFS Union  Standard  Equity Fund,  a series of MFS Series Trust XI,  changed itsdisclosure  under  Investment  Objective from ...will seek long-term  growth
of capital, to ...is  to  seek   capital   appreciation, as   described  in
Post-Effective Amendment No. 25 to the Registration Statement (File Nos.33-68310 and 811-7992), as filed with the Securities and Exchange Commission via EDGAR on November 28, 2006, under Rule 485 under the Securities Act of 1933.Such description is incorporated herein by reference.